SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with its investment in the securities of U.S. Gold Corp., a Nevada corporation (the “Company”). The Company is conducting a private placement (the “Offering”) of shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Shares will be sold at a purchase price (the “Purchase Price”) of $2.79 per share of Common Stock. For purposes of this Agreement, the term “Securities” shall refer to the Shares.

IMPORTANT INVESTOR NOTICES

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THESE SECURITIES EXCEPT FOR THIS AGREEMENT AND ANY SUPPLEMENTS HERETO, AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN.

THIS AGREEMENT IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT, ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.

THIS AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT A PROSPECTIVE INVESTOR MAY DESIRE IN EVALUATING THE COMPANY, OR AN INVESTMENT IN THE OFFERING. THIS AGREEMENT DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). A PROSPECTIVE INVESTOR MUST CONDUCT AND RELY ON ITS OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.

THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED. EACH PERSON WHO ACCEPTS DELIVERY OF THIS SUBSCRIPTION AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS AGREEMENT AT ANY TIME NOR ANY SALE OF SECURITIES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THE COMPANY WILL EXTEND TO EACH PROSPECTIVE INVESTOR (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF SHARES, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN. ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY THIRD PARTY MAY BE RELIED UPON.

NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY.

THIS AGREEMENT MAY CONTAIN FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY’S PERFORMANCE, STRATEGY, PLANS, OBJECTIVES, EXPECTATIONS, BELIEFS AND INTENTIONS. THE OUTCOME OF THE EVENTS DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS IS SUBJECT TO SUBSTANTIAL RISKS, AND ACTUAL RESULTS COULD DIFFER MATERIALLY.

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THE OFFERING PRICE OF THE SECURITIES IN THIS OFFERING HAS BEEN DETERMINED ARBITRARILY. THE PRICE OF THE SECURITIES DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS OR BOOK VALUE OF THE COMPANY, OR TO POTENTIAL ASSETS, EARNINGS, OR BOOK VALUE OF THE COMPANY. THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR FOR NO REASON. THE COMPANY IS NOT OBLIGATED TO NOTIFY RECIPIENTS OF THIS AGREEMENT WHETHER ALL OF THE SECURITIES OFFERED HEREBY HAVE BEEN SOLD.

SUBSCRIBERS MAY BE DEEMED TO BE IN POSSESSION OF MATERIAL NON-PUBLIC INFORMATION WITHIN THE MEANING OF THE UNITED STATES SECURITIES LAWS AND REGULATIONS REGARDING A PUBLIC COMPANY. THIS AGREEMENT CONTAINS CONFIDENTIAL INFORMATION CONCERNING THE COMPANY, AND HAS BEEN PREPARED SOLELY FOR USE IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN. ANY USE OF THIS INFORMATION FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH THE CONSIDERATION OF AN INVESTMENT IN THE SECURITIES OF THE COMPANY THROUGH THE OFFERING DESCRIBED HEREIN MAY SUBJECT THE USER TO CIVIL AND/OR CRIMINAL LIABILITY. THE RECIPIENT, BY ACCEPTING THIS AGREEMENT, AGREES NOT TO: (I) DISTRIBUTE OR REPRODUCE THIS AGREEMENT, IN WHOLE OR IN PART, AT ANY TIME, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY; (II) TO KEEP CONFIDENTIAL THE EXISTENCE OF THIS DOCUMENT AND THE INFORMATION CONTAINED HEREIN OR MADE AVAILABLE IN CONNECTION WITH ANY FURTHER INVESTIGATION OF THE COMPANY; AND (III) REFRAIN FROM TRADING IN THE PUBLICLY-TRADED SECURITIES OF THE COMPANY OR ANY OTHER RELEVANT COMPANY FOR SO LONG AS SUCH RECIPIENT IS IN POSSESSION OF THE MATERIAL NON-PUBLIC INFORMATION CONTAINED HEREIN. SUBSCRIBERS ARE ADVISED THAT THEY SHOULD SEEK THEIR OWN LEGAL COUNSEL PRIOR TO EFFECTUATING ANY TRANSACTIONS IN THE PUBLICLY TRADED COMPANY’S SECURITIES.

FOR RESIDENTS OF ALL STATES

THIS OFFERING IS BEING MADE TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT OR “NON-US PERSONS” AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(a)(2) THEREUNDER AND REGULATION D (RULE 506) AND REGULATION S OF THE SECURITIES ACT AND CORRESPONDING PROVISIONS OF STATE SECURITIES LAWS.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PROSPECTIVE SUBSCRIBERS SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE. EACH SUBSCRIBER SHOULD CONTACT HIS, HER OR ITS OWN ADVISORS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON A SUBSCRIBER’S PARTICULAR FINANCIAL SITUATION. IN NO EVENT SHOULD THIS AGREEMENT BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE COMPANY.

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1. SUBSCRIPTION AND PURCHASE PRICE

1.1 Subscription. Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Shares indicated on the signature page hereof on the terms and conditions described herein.

1.2 Purchase of Shares. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Shares shall be set at $2,79 per share of Common Stock, for an aggregate purchase price as set forth on the signature page hereof (the “Aggregate Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Shares subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds delivered contemporaneously with the Subscriber’s delivery of this Agreement to the Company in accordance with the wire instructions below. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

1.3 The Aggregate Purchase Price is payable by wire transfer of immediately available funds to:

Wire instructions:

Bank of America

1330 N. Main Street

W alnut Creek, CA 94596 ABA#: 026 009 593

FBO: U.S. Gold Corp

Acct#: 8980 6834 2323

2. ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES

2.1 Acceptance. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription (collectively, the “Transaction Documents”) to be performed or discharged on or prior to the Closing in which such Subscriber participates, the Subscriber shall be legally bound to purchase the Shares pursuant to the terms and conditions set forth in this Agreement. For the avoidance of doubt, upon the occurrence of the failure by the Company to fully, faithfully and punctually perform and discharge any of its duties, obligations and responsibilities as set forth in any of the Transaction Documents, which shall have been performed or otherwise discharged prior to the Closing (as defined below), the Subscriber may, on or prior to the Closing, at its sole and absolute discretion, elect not to purchase the Shares and provide instructions to the Company to receive the full and immediate refund of the Aggregate Purchase Price. In the event the Closing does not take place because of (i) the election not to purchase the Shares by the Subscriber or (ii) the failure to effectuate the Closing (as defined below) for any reason or no reason, this Agreement and any other Transaction Documents shall thereafter be terminated and have no force or effect, and the parties shall take all steps, including the execution of instructions to the Company, to ensure that the Aggregate Purchase Price shall promptly be returned or caused to be returned to the Subscriber without interest thereon or deduction therefrom.

2.2 Closing. The closing of the purchase and sale of the Shares hereunder (the “Closing”) shall take place at such time and place as determined by the Company. Closings shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 6 below, as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Shares purchased by the Subscriber will be delivered by the Company promptly following the Closing Date of the Offering.

2.3 Following Acceptance or Rejection. The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. Prior to the Company’s execution, in the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Aggregate Purchase Price received as an interest free loan to the Company until such time as the Subscription is accepted.

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2.4 Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein. The number of Shares that the Subscriber shall thereafter be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section) be issuable on such conversion or exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section) be in effect, and (b) the denominator is the Purchase Price then in effect.

2.5 Certificate as to Adjustments. In each case of any adjustment or readjustment in the Shares, the Company, at its expense, will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms hereof, and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail a copy of each such certificate to the Subscriber. To the extent any such certificate contains material non-public information, the Company shall, no later than the first Business Day after the date of delivery of such certificate to the Subscriber, include such material non-public information in a Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”). From and after the filing of such Form 8-K, the Company shall have disclosed all material non-public information (if any) delivered to the Subscriber by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions described in such certificate.

3. THE SUBSCRIBER’S REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1 The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

3.2 If the Subscriber is a U.S. person, the Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(a) The Subscriber is an “Accredited Investor” as defined in Rule 501(a) under the Securities Act and as indicated by the Subscriber’s responses to the questions contained in Exhibit A attached hereto, In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding such person’s residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

(b) The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(c) The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws, except sales pursuant to a registration statement or sales that are exempted under the Securities Act.

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(d) The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities.

(e) The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(f) The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(g) The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, and has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

3.2 If the Subscriber is a non-U.S. person, the Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Regulation S promulgated thereunder (“Regulation S”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(a) The Subscriber is not a “U.S. Person” as such term is defined in Regulation S, as indicated by the Subscriber’s responses to the questions contained in Exhibit B attached hereto, and that the Subscriber is able to bear the economic risk of an investment in the Securities.

(b) The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(c) The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws, except sales pursuant to a registration statement or sales that are exempted under the Securities Act.

(d) The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities.

(e) The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(f) The Subscriber and the Subscriber’s Advisors has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(g) The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, and has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

3.3 The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

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3.4 The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks described under the heading “Risk Factors” and “Forward Looking Statements” in the Company’s SEC Filings (as defined below) and any additional disclosures in the nature of Risk Factors described herein.

3.5 The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.

3.6 No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Shares the Subscriber is not relying upon any representations other than those contained herein.

3.7 The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

3.8 The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

3.9 The Subscriber understands and agrees that the certificates for the Securities shall bear substantially one of the following legends, as the case may be:

“[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES;” or

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR UNDER THE LAWS OF ANY OTHER JURISDICTION, BUT HAVE BEEN ISSUED IN RELIANCE ON AN EXEMPTION FROM REGISTRATION UNDER UNITED STATES SECURITIES LAWS CONTAINED IN REGULATION S UNDER THE SECURITIES ACT. THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER HEREOF BY THE ISSUER FOR ANY PURPOSE, UNLESS EITHER THE TRANSFER IS MADE IN ACCORDANCE WITH REGULATION S, UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WITH RESPECT TO SUCH SHARES SHALL THEN BE IN EFFECT OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION WITH RESPECT TO ANY PROPOSED TRANSFER OR DISPOSITION OF SUCH SHARES SHALL BE ESTABLISHED TO THE SATISFACTION OF COUNSEL FOR THE ISSUER. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

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3.10 Certificates evidencing Securities shall not be required to contain the legend set forth in Section 3(h) above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 and the Subscriber is not an affiliate of the Company (provided that the Subscriber provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of the Subscriber’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Subscriber provides the Company with an opinion of counsel, in a form generally acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than three (3) business days following the delivery by the Subscriber to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Subscriber as may be required above in this Section 3.10, as directed by the Subscriber, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Common Stock, credit the aggregate number of shares of Common Stock to which the Subscriber shall be entitled to the Subscriber’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Subscriber, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of the Subscriber or its designee. The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith; provided, however, the Company shall not be responsible for payment of any legal opinions required in connection with the removal of legends from the Securities.

3.11 Neither the SEC nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

3.12 The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

3.13 The Subscriber further represents and warrants that:

(a) In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Transaction Documents. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Transaction Documents.

(b) (i) the Subscriber was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

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3.14 The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

3.15 The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

3.16 The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

3.17 No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

3.18 (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

3.19 This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

3.20 The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment.

3.21 The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Securities by the Subscriber in violation of the Securities Act or any applicable state securities or “blue sky” laws; or (b) any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement (including the appropriate Confidential Investor Questionnaire contained in Exhibit A and Exhibit B attached hereto, as the case may be) or any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

4. THE COMPANY’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company hereby acknowledges, agrees with and represents, warrants and covenants to each Subscriber as of the date hereof and as of the Closing Date, except as otherwise qualified by the SEC Filings, as follows:

4.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company’s business or (b) the nature of the business conducted by the Company, except where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect. The Company has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and to carry out the transactions contemplated hereby and thereby, subject to the Required Approvals. All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby and thereby, and the performance of all of the Company’s obligations under this Agreement and the other Transaction Documents have been taken or will be taken prior to the Closing. This Agreement has been, and the other Transaction Documents to which the Company is a party on the Closing will be, duly executed and delivered by the Company, and this Agreement is, and each of the other Transaction Documents to which it is a party on the Closing will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

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4.2 Issuance of Securities. The Securities to be issued to the Subscriber pursuant to this Agreement and the applicable Transaction Documents, when issued and delivered in accordance with the terms of this Agreement and the applicable Transaction Documents, will be duly and validly issued and will be fully paid and non-assessable.

4.3 Authorization; Enforcement. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and the consummation of the transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which it is bound or to which any assets of the Company are subject, (d) result in the creation of any lien or encumbrance upon the assets of the Company, or upon any shares of Common Stock, preferred stock or other securities of the Company, (e) conflict with or result in a breach of or constitute a default under any provision of the articles of incorporation or bylaws of the Company, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company.

4.4 Filings, Consents and Approvals The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) approval (“NASDAQ Approval”) of the issuance and listing of the securities by and on The NASDAQ Stock Market LLC (“NASDAQ”), if required by NASDAQ, (ii) approval of the Company’s stockholders of the Offering, if required by NASDAQ, or (iii) the filing of Form D with the SEC and such filings as are required to be made under applicable state securities laws, if required (collectively, the “Required Approvals”).

4.5 SEC Filings. The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Subscriber through the EDGAR system true and complete copies of the Company’s filings for the prior two full fiscal years plus any interim period (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference. The SEC Filings, when they were filed with the SEC (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Company under the Exchange Act have been filed, together with all exhibits required to be filed therewith. The Company and each of its direct and indirect subsidiaries, if any (collectively, the “Subsidiaries”), are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

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4.6 No Financial Advisor. The Company acknowledges and agrees that each Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby. The Company further acknowledges that Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Subscriber or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Subscriber’s purchase of the Securities. The Company further represents to each Subscriber that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

4.7 Indemnification. The Company will indemnify and hold harmless each Subscriber and, where applicable, its directors, officers, employees, agents, advisors and shareholders (each, an “Indemnitee”, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) the status of such Subscriber or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

4.8 Capitalization and Additional Issuances. The capitalization of the Company is as set forth in the SEC Filings. Except as set forth in the SEC Filings, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed in the SEC Filings, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock equivalents. Except as set forth in the SEC Filings, the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Subscribers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except for NASDAQ Approval, no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except as disclosed in the SEC Filings, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

4.9 Private Placements. Assuming the accuracy of each Subscriber’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers as contemplated hereby.

4.10 General Solicitation. None of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D and Regulation S, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

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4.11 No Additional Agreements. Neither the Company nor any of its Subsidiaries has any agreement or understanding with any Subscriber with respect to the transactions contemplated by the Transaction Documents other than pursuant to documents substantially identical to the Transaction Documents.

5. OTHER AGREEMENTS OF THE PARTIES

5.1 Furnishing of Information. As long as any Subscriber owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

5.2 Securities Laws Disclosure; Publicity. The Company shall by 4:30 p.m. (New York City time) within four (4) Business Days after this Agreement has been executed, file a Current Report on Form 8-K with the SEC (the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have publicly disclosed all material, non-public information delivered to any of the Subscribers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents. The Company and each Subscriber shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and no Subscriber shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulatory agency, without the prior written consent of such Subscriber, except to the extent such disclosure is required by law in which case the Company shall provide the Subscribers with prior notice of such disclosure. The Company understands that any such disclosure shall cause irreparable harm and each Subscriber shall be entitled to injunctive relief and liquidated damages in connection therewith.

5.3 Integration. The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, after the date hereof, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Subscribers.

5.4 Reservation of Securities.

(a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents, but not less than 100% of the maximum number of shares of Common Stock issuable pursuant to the Transaction Documents (the “Required Minimum”).

(b) The Company shall, if applicable: (i) in the time and manner required by The NASDAQ Capital Market or such other principal market on which the Company’s Common Stock is then primarily traded (the “Principal Market”), prepare and file with such Principal Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Principal Market as soon as possible thereafter, (iii) provide to the Subscribers evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Principal Market or another Principal Market. The Company will then take all commercially reasonable action necessary to continue the listing or quotation and trading of its Common Stock on a Principal Market for as long as any Subscriber holds Securities, and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market at least until five years after the Closing Date. In the event the aforedescribed listing is not continuously maintained for five years after the Closing Date (a “Listing Default”), then in addition to any other rights the Subscribers may have hereunder or under applicable law, on the first day of a Listing Default and on each monthly anniversary of each such Listing Default date (if the applicable Listing Default shall not have been cured by such date) until the applicable Listing Default is cured, the Company shall pay to each Subscriber an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of (x) Aggregate Purchase Price of Shares, held by such Subscriber on the date of a Listing Default and (y) the aggregate purchase price of Shares held by such Subscriber on the day of a Listing Default and on every thirtieth day (pro-rated for periods less than thirty days) thereafter with respect to Shares held as of each such date until the date such Listing Default is cured or Subscriber no longer holds any Shares. If the Company fails to pay any liquidated damages pursuant to this Section in a timely manner, the Company will pay interest thereon at a rate of 1.5% per month (pro-rated for partial months) to the Subscriber, up to a maximum of sixteen (16%) percent for such interest and liquidated damages amounts, collectively.

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5.5 Form D and Blue Sky. If required, the Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing. The availability of the filed Form D on EDGAR shall satisfy the foregoing delivery requirement. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Subscribers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Subscribers on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, foreign, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Subscribers.

5.6 Use of Proceeds. The Company anticipates using the gross proceeds from the Offering as set forth on Exhibit C.

5.7 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes or could constitute material non-public information, and each Subscriber agrees, and shall direct its agents and counsel not to, request any material non-public information from the Company or any Person acting on its behalf, unless prior thereto such Subscriber shall have executed a written agreement with the Company regarding the willingness to accept receipt of such material non-public information and acknowledges the confidentiality and use of such information and the Company’s covenant to file a further SEC filing or report and the period in which such information shall remain confidential or be required to not be disclosed. The Company understands and confirms that each Subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company and any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Subscriber or any of its affiliates on the other hand, shall terminate.

5.8 DTC Program. From the Closing Date until such time as no Subscriber holds any of the Securities (such date, the “Release Date”), the Company shall use its best efforts to employ as the transfer agent for the Common Stock a participant in the Depository Trust Company Automated Securities Transfer Program (FAST) and cause the Common Stock to be transferable pursuant to such program.

6. CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

6.1 The Closing of the sale of the Shares is conditioned upon satisfaction of the following conditions precedent on or before the Closing Date:

(a) As of the Closing, no legal action, suit or proceeding shall be pending against the Company that seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b) The representations and warranties of the Company and the Subscribers contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement (except whether such representations are qualified by material or material adverse effect, which shall be true and correct in all respects) and shall be true and correct as of the Closing as if made on the Closing Date and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company in connection with the consummation of the transactions contemplated by the Transaction Documents at or prior to the Closing Date.

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(c) The Company shall have submitted to NASDAQ, a “Listing of Additional Shares” application (the “LAS”) for the listing of the Shares thereon and NASDAQ shall have completed its review of the LAS without comment, if required by NASDAQ.

7. MISCELLANEOUS PROVISIONS

7.1 All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

7.2. Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

7.3 Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

7.4 The representations, warranties and agreement of each Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

7.5 Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

7.6 Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If any Subscriber is more than one person or entity, the obligation of any Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

7.7 This Agreement is not transferable or assignable by the Company.

7.8 Except as otherwise provided herein, this Agreement shall not be changed, modified or amended and no right hereunder shall be waived, except in writing signed by both (a) the Company and (b) Subscribers holding at least 60% of the Shares sold in the Offering outstanding on the date of determination. The Company shall be prohibited from offering any additional consideration to any Subscriber in this Offering (or such original Subscriber’s transferee) for the purposes of inducing such person to change, modify, waive or amend any term of this Agreement or any other Transaction Document without making the same offer on a pro-rata basis to all other Subscribers (and those transferees) in this Offering allocable to the securities acquired by such transferee(s).

7.9 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

7.10 The Company and each Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in the City of New York, Borough of Manhattan, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

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7.11 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

7.12 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.13 Legal Representation. Each party hereto acknowledges that it has been represented by independent legal counsel in the preparation of the Agreement and each party waives any conflicts of interest and other allegations that it has not been represented by its own counsel.

[Signature Pages Follow]

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ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ____ day of _____, 2017.

x $2.79 for per share of Common Stock =
Shares subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

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IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE THE FOLLOWING PAGE.

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held

_________________________________ Name (Please Print)	_________________________________ Name of Additional Purchaser

_________________________________ Residence: Number and Street	_________________________________ Address of Additional Purchaser

_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code

_________________________________ Social Security Number	_________________________________ Social Security Number

_________________________________ Telephone Number	_________________________________ Telephone Number

_________________________________ Fax Number (if available)	________________________________ Fax Number (if available)

_________________________________ E-Mail (if available)	________________________________ E-Mail (if available)

__________________________________ (Signature)	________________________________ (Signature of Additional Purchaser)

ACCEPTED this ___ day of _________ 2017, on behalf of the Company.

By:
Name:
Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

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EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________ Name of Entity (Please Print)

Date of Incorporation or Organization:

State of Principal Office:

Federal Taxpayer Identification Number:

____________________________________________

Office Address

____________________________________________

City, State and Zip Code

____________________________________________

Telephone Number

____________________________________________

Fax Number (if available)

____________________________________________

E-Mail (if available)

By:
Name:
Title:

[seal]

Attest:
(If Entity is a Corporation)

Address

ACCEPTED this ____ day of __________ 2017, on behalf of the Company.

By:
Name:
Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

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EXHIBIT A

CONFIDENTIAL INVESTOR QUESTIONNAIRE FOR “ACCREDITED INVESTORS” Instructions: Check all boxes below which correctly describe you.

[ ]	You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase Shares, is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Securities is made solely by persons or entities that are accredited investors.

[ ]	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

[ ]	You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Securities and its underlying securities in excess of $5,000,000.

[ ]	You are a director or executive officer of the Company.

[ ]	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 (excluding residence) at the time of your subscription for and purchase of the Securities.

[ ]	You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

[ ]	You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities and whose subscription for and purchase of the Securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

[ ]	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

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Check all boxes below which correctly describe you.

With respect to this investment in the Securities, your:

Investment Objectives:	[ ] Aggressive Growth	[ ] Speculation

Risk Tolerance:	[ ] Low Risk	[ ] Moderate Risk	[ ] High Risk

Are you associated with a FINRA Member Firm? [  ] Yes [  ] No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

____ ____	I/We understand that this investment is not guaranteed.

____ ____	I/We are aware that this investment is not liquid.

____ ____	I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____ ____	I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification. Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Securities.

___________________________________
Name of Purchaser [please print]

___________________________________

Signature of Purchaser (Entities please

provide signature of Purchaser’s duly

authorized signatory.)

___________________________________

Name of Signatory (Entities only)

___________________________________

Title of Signatory (Entities only)

___________________________________ Name of Co-Purchaser [please print] ___________________________________ Signature of Co-Purchaser

[SIGNATURE PAGE FOR INVESTOR QUESTIONNAIRE]

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EXHIBIT B

CONFIDENTIAL INVESTOR QUESTIONNAIRE FOR NON-U.S. PERSONS

The Subscriber represents and warrants as follows:

1. No Public Solicitation. I did not acquire the Securities pursuant to this Agreement as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to me in connection with investments in securities generally or as a result of any registration statement of the Company filed with the Securities and Exchange Commission or any other securities agency or regulator. Neither the Company nor I have engaged in any “Directed Selling Efforts in the U.S.” as defined in Regulation S.

2. Regulation S Exemption. I understand that the Securities were offered and issued to me in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company relied, and continues to rely, upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth in this Agreement in order to determine the applicability of such exemptions and my suitability to acquire the Securities, and my suitability to sell the Securities. In this regard, I represent, warrant and agree that:

(a) I am not a U.S. Person (as defined below) and am not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company. A U.S. Person means any one of the following:

(i)	any U.S. Citizen;

(ii)	any natural person resident in the United States of America;

(iii)	any partnership or corporation organized or incorporated under the laws of the United States of America;

(iv)	any estate of which any executor or administrator is a U.S. person;

(v)	any trust of which any trustee is a U.S. person;

(vi)	any agency or branch of a foreign entity located in the United States of America;

(vii)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(viii)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

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(ix)	any partnership or corporation if:

(A)	organized or incorporated under the laws of any foreign jurisdiction; and

(B)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(b) At the time of the origination of contact concerning this offer of the Securities and the issuance of the Securities to me and the date hereof, I was outside of the United States.

(c) I will not, during the offering period and for six months thereafter, (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(d) I will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Securities Act or an available exemption there from and, in accordance with all applicable state and foreign securities laws.

(e) I have not, in any jurisdiction, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities, including without limitation, any put, call or other option transaction, option writing or equity swap.

(f) Neither myself nor or any person acting on my behalf have engaged, nor will engage, in any directed selling efforts to U.S. Citizens with respect to the Securities and I and any person acting on my behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(g) The transactions contemplated by this Agreement and my proposed resale of the Securities, if any, have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(h) Neither I nor any person acting on my behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities. I agree not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(i) I consent to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Securities set forth herein.

(j) For all Subscribers, please list types of prior investments:

(k) For all Subscribers, please state whether you have participated in other private placements before:

YES_______	NO_______

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(l) If your answer to question (k) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Companies with no, or insignificant, assets and operations

Frequently
Occasionally
Never

(m) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______	NO_______

(n) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______	NO_______

(o) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______	NO_______

(p) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______	NO_______

(q) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______	NO_______

3. FINRA Affiliation.

Are you affiliated or associated with an FINRA member firm (please check one):

YES_______	NO_______

If Yes, please describe:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

*If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of FINRA Member Firm

By:
Authorized Officer

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Date:

The Subscriber is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Exhibit B, Annex A and Annex B and such answers have been provided under the assumption that the Company will rely on them.

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Securities.

___________________________________
Name of Purchaser [please print]

___________________________________

Signature of Purchaser (Entities please

provide signature of Purchaser’s duly

authorized signatory.)

___________________________________

Name of Signatory (Entities only)

___________________________________

Title of Signatory (Entities only)

___________________________________ Name of Co-Purchaser [please print] ___________________________________ Signature of Co-Purchaser

[SIGNATURE PAGE FOR INVESTOR QUESTIONNAIRE]

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ANNEX A

UNITED STATES ANTI-MONEY LAUNDERING

REPRESENTATIONS AND WARRANTIES

In connection with the acquisition of the Company’s Shares, the Subscriber hereby represents, warrants and covenants to the Company as follows:

1. The Subscriber has reviewed the website of the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), and conducted such other investigation as Subscriber deems necessary or prudent, prior to making these representations and warranties. The Subscriber acknowledges that U.S. federal regulations and executive orders administered by OFAC prohibit, among other things, engaging in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.

2. All evidence of identity provided in connection with the Subscriber’s acquisition of Shares is genuine and all related information furnished is accurate.

3. The Subscriber understands and agrees that the investment of funds is prohibited by or restricted with respect to any persons or entities: (i) acting, directly or indirectly, on behalf of terrorists or terrorist organizations, including those persons, entities and organizations that are included on any of the OFAC lists; (ii) residing or having a place of business in a country or territory named on such lists or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering (“FATF”), or whose subscription funds are transferred from or through such a jurisdiction; (iii) (A) that are a “Foreign Shell Bank” within the meaning of the USA PATRIOT Act or (B) that are a foreign bank other than a “Regulated Affiliate” that is barred, pursuant to its banking license, from conducting banking activities with the citizens of, or with the local currency of, the country that issued the license or (C) whose subscription funds are transferred from or through the entities listed in foregoing clauses (A) and (B); or (iv) residing in, or organized under the laws of, a jurisdiction designated by the Secretary of the Treasury under Sections 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns. Such persons or entities in (i) through (iv) are collectively referred to as “Restricted Persons.” Neither the Subscriber, nor any person or entity controlling, controlled by, or under common control with, the Subscriber, any investors in the Subscriber (if the Subscriber is a pooled investment vehicle) or any person or entity for whom the Subscriber is acting as agent, representative, intermediary, nominee or similar capacity (each such investor in the Subscriber and each such person for whom the Subscriber acts as agent, representative, intermediary, nominee or in a similar capacity, an “Underlying Beneficial Owner”) in connection with the acquisition of Shares is a Restricted Person.

4. No funds tendered for the acquisition of Shares are directly or indirectly derived from activities that may contravene U.S. federal, state or non-U.S. laws and regulations, including anti-money laundering laws, rules and regulations, and no capital contribution in relation to Shares acquired by the Subscriber or, if applicable, any Underlying Beneficial Owner will be derived from any illegal or illegitimate activities.

5. To the extent the Subscriber has any Underlying Beneficial Owners, the Subscriber: (i) has carried out thorough due diligence as to, and established the identities of, the Underlying Beneficial Owners and any related persons to the extent required by applicable law and regulations (“Related Persons”); (ii) holds the evidence of such identities and will maintain all such evidence for at least five years from the date of the completion of the liquidation of the Company; and (iii) will make such information available to the Company upon the Company’s request.

6. The Subscriber acknowledges and understands that the Company, in its sole discretion, may decline to accept any subscription for Shares by a person who is a “Covered Person” within the meaning of the Guidance on Enhanced Scrutiny for Transactions that May Involve the Proceeds of Foreign Official Corruption, issued by the U.S. Department of the Treasury, et al., January, 2001. Accordingly, the Subscriber agrees to inform the Company, prior to its acquisition of Shares, if the Subscriber or any person controlling, controlled by, or under common control with, the Subscriber, or for whom the Subscriber is acting as agent or nominee in connection with the acquisition of Shares, is a Covered Person.

7. The Subscriber agrees to provide any information (including confidential information about the Subscriber and, if applicable, any Underlying Beneficial Owner or Related Person) to any person deemed necessary by the Company, in its sole and absolute discretion, to comply with its anti-money laundering responsibilities and policies and any laws, rules and regulations applicable to an investment held or proposed to be held by the Company.

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8. The Subscriber authorizes and permits the Company, using its own reasonable business judgment, to report information about the Subscriber, or any person controlling, controlled by, or under common control with the Subscriber, to appropriate authorities, and the Subscriber agrees not to hold them liable for any loss or injury that may occur as the result of providing such information.

9. The Subscriber agrees that, in the event of a material change with respect to the information provided in connection with the purchase of the Shares, the Subscriber will provide the Company promptly with updated information affected by the material change.

10. The Subscriber agrees that, notwithstanding any statement to the contrary in any agreement into which it has entered that relates to the Company, or any statement to the contrary in any private placement memorandum of the Company, if the Company determines that the Subscriber has appeared on a list of known or suspected terrorists or terrorist organizations compiled by any U.S. or non-U.S. governmental agency, or that any information provided by the Subscriber in connection with the acquisition of Shares is no longer true or accurate, the Company, without limiting any other rights available under any agreement between the Company and the Subscriber, shall be authorized to take any action it deems necessary or appropriate as a result thereof. The Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional capital contributions, restricting any distributions and/or declining any requests to transfer the Subscriber’s Shares. In addition, in any such event, the Subscriber may forfeit its Shares, may be forced to withdraw from the Company or may otherwise be subject to the remedies required by law, and the Subscriber shall have no claim against the Company nor its officers, directors, employees, agents, control persons, affiliates and professional advisors and such parties shall be held harmless and indemnified by the Subscriber in accordance with the indemnification section of this Agreement for any form of damages as a result of any of the actions described in this paragraph. The Company may also be required to report such action and to disclose the Subscriber’s identity or provide other information with respect to the Subscriber to OFAC or other governmental entities.

11. The Subscriber acknowledges and agrees that any distributions paid to it by the Company will be paid to, and any contributions made by it to the Company will be made from, an account in the Subscriber’s name unless the Company, in its sole discretion, agrees otherwise.

12. The Subscriber understands, acknowledges and agrees that the acceptance of this Agreement, together with the appropriate remittance, will not breach any applicable money laundering or related rules or regulations (including, without limitation, any statutes, rules or regulations in effect under the laws of the U.S.A. pertaining to prohibitions on money laundering or to transacting business or dealing in property that may be blocked or may belong to Specially Designated Nationals, as such term is used by OFAC).

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ANNEX B

ANTI-MONEY LAUNDERING DOCUMENTATION

The Subscriber has delivered, or is concurrently delivering herewith, the true, correct and applicable documentation noted below that is applicable to the Subscriber:

(i)	Individuals (each of the following):

(A)	Certified (notarized) copy of passport or other valid government identification document displaying the true name, signature, date of birth and photograph of the Subscriber (with certified English translation, if necessary); and

(B)	Copy of a recent bank statement or utility bill showing the Subscriber’s current home address.

(ii)	Corporate (each of the following):

(A)	Certificate of Incorporation (or equivalent) with evidence of any name changes;

(B)	Certificate of Good Standing;

(C)	Director resolution authorizing the investment, if applicable;

(D)	Current list or register of Directors;

(E)	Specimen signatures of persons authorized to bind the Subscriber with regard to its investments with name and office held printed underneath or Powers of Attorney or Letters of Authority (if applicable);

(F)	Information on at least two Directors (see (i) above for individuals and (ii) for all other entities);

(G)	Evidence of identity for authorized signatories and all beneficial owners of the Subscriber >25% OR comfort letter (see (i) above for individuals and (ii) for all other entities); and

(H)	Signed copy of the Subscriber’s latest available financial statements.

(iii)	Limited Partnership (or Limited Liability Company) (each of the following):

(A)	Certificate of Limited Partnership (or equivalent) (evidencing registered address) with evidence of any name changes;

(B)	Certified copy of the limited partnership agreement (or equivalent);

(C)	Limited partnership mandate (or equivalent) for making the investment (if any);

(D)	Specimen signatures of persons authorized to bind the Subscriber with regard to its investments with name and office held printed underneath or Powers of Attorney or Letters of Authority (if applicable);

(E)	Information on the individual(s) that control the general partner (or managing member, if applicable) (see (i) above for individuals and (ii) for all other entities);

(F)	Evidence of identity for authorized signatories and all beneficial owners of the Subscriber >25% OR comfort letter (see (i) above for individuals and (ii) for all other entities); and

(G)	Signed copy of the Subscriber’s latest available financial statements.

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(iv)	Trust (each of the following):

(A)	Certified copy of Trust Deed/Agreement (including trust name, nature of trust, trustees, authorizations, date of trust and principal address);

(B)	Information about the trustee(s) and settlor(s) (or beneficial owner(s), if different than the settlor(s)) (see (i) above for individuals and (ii) for all other entities); and

(C)	Signed copy of the Subscriber’s latest available financial statements.

(v)	Private Pension Plans or Not For Profit (including Foundations and Charities) (each of the following):

(A)	Certified copy of the entity’s formation documents;

(B)	An explanation of the nature of the entity’s purpose and operations;

(C)	Evidence of identity for authorized signatories, anyone who gives instructions on behalf of the entity and all beneficial owners of the Subscriber >25% OR comfort letter (see (i) above for individuals and (ii) for all other entities); and

(D)	Confirmation of not for profit designation from the applicable government authority.

(vi)	Financial Institutions (additional requirements):

In addition to the applicable requirements above, banks, brokers and other financial institutions must deliver a representation letter in the form determined by the Company indicating that they have established and implemented anti-money laundering procedures reasonably designed to achieve compliance with the USA PATRIOT Act.

The Subscriber acknowledges that the Company and its affiliates may require further identification of the Subscriber or source of funds before the subscription can be processed, and the Company and its officers, directors, employees, agents, control persons, affiliates and professional advisors shall be held harmless and indemnified in accordance with the indemnification provisions of the Agreement as a result of a failure to process the subscription if such information as has been required by the Company has not been provided by the Subscriber. The Subscriber agrees to provide any information deemed necessary by the Company in its sole and absolute discretion to comply with its anti-money laundering policies and obligations.

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EXHIBIT C

USE OF PROCEEDS

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